BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries

Number: BC0604510

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that CHINA VENTURES INC. changed its name to CHINA EDUCATION RESOURCES INC. on December 16, 2004, at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On December 16, 2004

JHPowell

JOHN S. POWELL
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
December 16, 2004

This Notice of Articles was issued by the Registrar on: December 16, 2004 12:00 AM Pacific Time

Incorporation Number: **BC0604510**

Recognition Date: March 31, 2000
as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

CHINA EDUCATION RESOURCES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
15TH FLOOR 1040 WEST GEORGIA STREET
VANCOUVER BC V6E 4H8

Delivery Address:
15TH FLOOR 1040 WEST GEORGIA STREET
VANCOUVER BC V6E 4H8

RECORDS OFFICE INFORMATION

Mailing Address:
15TH FLOOR 1040 WEST GEORGIA STREET
VANCOUVER BC V6E 4H8

Delivery Address:
15TH FLOOR 1040 WEST GEORGIA STREET
VANCOUVER BC V6E 4H8

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
CHANG, WILLIAM

Mailing Address:
50 SELBY LANE
ATHERTON CA
USA 94027

Delivery Address:
50 SELBY LANE
ATHERTON CA
USA 94027

Last Name, First Name Middle Name:
LI, WANG

Mailing Address:
10TH FLOOR, PRIME TOWER,
22 CHAOYANGMEN-WAI DAJIE
BEIJING, 100020 P.R. CHINA

Delivery Address:
10TH FLOOR, PRIME TOWER.
22 CHAOYANGMEN-WAI DAJIE
BEIJING, 100020 P.R. CHINA

Last Name, First Name Middle Name:
SHON, RONALD C.

Mailing Address:
3059 WEST 43RD AVENUE
VANCOUVER BC V6N 3J4

Delivery Address:
3059 WEST 43RD AVENUE
VANCOUVER BC V6N 3J4

Last Name, First Name Middle Name:
ZHOU, CHENGFENG

Mailing Address:
501 - 1345 BURNABY STREET
VANCOUVER BC V6E 1R2

Delivery Address:
501 - 1345 BURNABY STREET
VANCOUVER BC V6E 1R2

Last Name, First Name Middle Name:
CALVIN, WILLIAM C.

Mailing Address:
3931 SPRINGTREE DRIVE
VANCOUVER BC V6L 3E2

Delivery Address:
3931 SPRINGTREE DRIVE
VANCOUVER BC V6L 3E2

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value With Special Rights or Restrictions attached
2. 100,000,000	PREFERRED Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.fin.gov.bc.ca/registries

Telephone: 250 356-8626

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257(4) *Business Corporations Act*

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires this form to be filed on the internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

BC0604510

B NAME OF COMPANY

CHINA VENTURES INC.

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added:

- [x] Company name
- [ ] A translation of company name
- [ ] Pre-existing Company Provisions
- [ ] Date of a Resolution or Court Order (applies to special rights or restrictions only)
- [x] Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose one of the following:*

- [x] The alteration is to take effect at the time that this notice is filed with the registrar.
- [x] The alteration is to take effect at 12:01a.m. Pacific Time on (YYYY / MM / DD) 2004 12 16 being a date that is not more than ten days after the date of the filing of this notice.
- [ ] The alteration is to take effect at ______ [ ] a.m. or [ ] p.m. Pacific Time on (YYYY / MM / DD) ______ being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from China Ventures Inc.

to *(choose one of the following)*:

- [x] CHINA EDUCATION RESOURCES INC. . This name has been reserved for the company under name reservation number 7900493 , or
- [ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

N/A

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME
N/A	

Deletions: Remove the following translation(s) of the company name:

N/A

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)
Common	✔		✔			✔	
Preferred		100,000,000	✔			✔	

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED YYYY / MM / DD
RONALD SHON	X [signature]	2004/12/15